Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes disclosure
Income Taxes disclosure [Text Block]

12.                INCOME TAXES

The following table presents the components of income tax expense included in the amounts reported in the Company’s consolidated financial statements:

(for the year ended December 31, in millions)	2016	2015	2014
Composition of income tax expense included in the consolidated statement of income
Current expense:
Federal	$899	$1,144	$1,216
Foreign	21	29	28
State	8	9	10
Total current tax expense	928	1,182	1,254

Deferred expense:
Federal	110	117	121
Foreign	1	2	22
Total deferred tax expense	111	119	143
Total income tax expense included in the consolidated statement of income	1,039	1,301	1,397

Composition of income tax expense (benefit) included in shareholders’ equity
Expense (benefit) relating to share-based compensation, the changes in unrealized gain on investments, unrealized loss on foreign exchange and other items in other comprehensive income	(289)	(448)	68
Total income tax expense included in the consolidated financial statements	$750	$853	$1,465

The following is a reconciliation of income tax expense at the U.S. federal statutory income tax rate to the income tax expense reported in the Company’s consolidated statement of income:

(for the year ended December 31, in millions)	2016	2015	2014
Income before income taxes
U.S.	$3,946	$4,621	$4,899
Foreign	107	119	190
Total income before income taxes	4,053	4,740	5,089
Effective tax rate
Statutory tax rate	35%	35%	35%
Expected federal income tax expense	1,419	1,659	1,781
Tax effect of:
Nontaxable investment income	(323)	(345)	(379)
Other, net	(57)	(13)	(5)
Total income tax expense	$1,039	$1,301	$1,397
Effective tax rate	26%	27%	27%

The Company paid income taxes of $892 million, $1.21 billion and $1.15 billion during the years ended December 31, 2016, 2015 and 2014, respectively.  The current income tax payable was $72 million and $50 million at December 31, 2016 and 2015, respectively, and was included in other liabilities in the consolidated balance sheet.

The net deferred tax asset comprises the tax effects of temporary differences related to the following assets and liabilities:

(at December 31, in millions)	2016	2015
Deferred tax assets
Claims and claim adjustment expense reserves	$664	$691
Unearned premium reserves	760	731
Compensation-related liabilities	268	326
Other	272	320
Total gross deferred tax assets	1,964	2,068
Less: valuation allowance	3	—
Adjusted gross deferred tax assets	1,961	2,068

Deferred tax liabilities
Deferred acquisition costs	604	580
Investments	592	867
Internally developed software	157	134
Other	143	191
Total gross deferred tax liabilities	1,496	1,772
Net deferred tax asset	$465	$296

If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized.  The valuation allowance increased by $3 million in 2016 relating to the Company’s consolidated Brazilian subsidiary.  Based upon a review of the Company’s anticipated future taxable income, and also including all other available evidence, both positive and negative, the Company’s management concluded that it is more likely than not that the net deferred tax assets will be realized.

For tax return purposes, as of December 31, 2016, the Company had net operating loss (NOL) carryforwards in Brazil and the United Kingdom.  The amount and timing of realizing the benefits of NOL carryforwards depend on future taxable income and limitations imposed by tax laws.  Only the benefits of the United Kingdom NOL carryforwards have been recognized in the consolidated financial statements and are included in net deferred tax assets.  The NOL amounts by jurisdiction and year of expiration are as follows:

(in millions)	Amount	Year of expiration
Brazil	$8	None
United Kingdom	$106	None

U.S. income taxes have not been recognized on $358 million of the Company’s foreign operations’ undistributed earnings as of December 31, 2016, as such earnings are intended to be permanently reinvested in those operations. Furthermore, any taxes paid to foreign governments on these earnings may be used as credits against the U.S. tax on any dividend distributions from such earnings.

The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2016 and 2015:

(in millions)	2016	2015
Balance at January 1	$16	$23
Additions for tax positions of prior years	3	2
Reductions for tax positions of prior years	(6)	(9)
Additions based on tax positions related to current year	—	—
Balance at December 31	$13	$16

Included in the balances at December 31, 2016 and 2015 were $7 million and $4 million, respectively, of unrecognized tax benefits that, if recognized, would affect the annual effective tax rate.  Also included in the balances at those dates were $6 million and $12 million, respectively, of tax positions for which the ultimate deductibility is certain, but for which there is uncertainty about the timing of deductibility.  The timing of such deductibility would not affect the annual effective tax rate.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits in income taxes.  During the years ended December 31, 2016, 2015 and 2014, the Company recognized approximately $31 million, $(32) million and $31 million in interest, respectively.  The Company had approximately $57 million and $26 million accrued for the payment of interest at December 31, 2016 and 2015, respectively.

The IRS is conducting an examination of the Company’s U.S. income tax returns for 2013 and 2014.  The Company does not expect any significant changes to its liability for unrecognized tax benefits during the next twelve months.